Exhibit 99.2

DIGITAL REALTY TRUST, INC.

Third Quarter 2008

DIGITAL REALTY TRUST, INC.

Third Quarter 2008

Statement Regarding Forward-Looking Statements

This supplemental package contains forward-looking statements within the meaning of the federal securities laws, including information related to run-rate net operating income. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following:

•	the impact of the current deterioration in global economic and market conditions;

•	adverse economic or real estate developments in our markets or the technology industry;

•	inability to successfully develop and lease new properties and space held for redevelopment;

•	our failure to obtain necessary outside financing;

•	our dependence upon significant tenants;

•	bankruptcy or insolvency of a major tenant or a significant number of smaller tenants;

•	downturn of local economic conditions in our geographic markets;

•	our inability to comply with the rules and regulations applicable to public companies;

•	our ability to manage our growth effectively;

•	difficulty acquiring or operating properties in foreign jurisdictions;

•	defaults on or non-renewal of leases by tenants;

•	increased interest rates and operating costs;

•	restrictions on our ability to engage in certain business activities;

•	risks related to joint venture investments;

•	decreased rental rates or increased vacancy rates;

•	difficulties in identifying properties to acquire and completing acquisitions;

•	increased competition or available supply of data center space;

•	our failure to successfully operate acquired properties;

•	our inability to acquire off-market properties;

•	delays or unexpected costs in development or redevelopment of properties;

•	our failure to maintain our status as a REIT;

•	possible adverse changes to tax laws;

•	environmental uncertainties and risks related to natural disasters;

•	financial market fluctuations;

•	changes in foreign currency exchange rates;

•	changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and

•	changes in real estate and zoning laws and increases in real property tax rates.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2007, our quarterly reports on Form 10-Q for the quarters ended March 31, 2008 and June 30, 2008 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

DIGITAL REALTY TRUST, INC.

Third Quarter 2008

Corporate Information

Corporate Profile

Digital Realty Trust, Inc. owns, acquires, develops, redevelops and manages technology-related real estate. The Company’s 74 properties, excluding one property held as an investment in an unconsolidated joint venture, contain applications and operations critical to the day-to-day operations of technology industry tenants and corporate enterprise data center tenants. Comprising approximately 12.9 million net rentable square feet, including approximately 1.6 million square feet of space held for redevelopment, Digital Realty Trust’s property portfolio is located in 27 markets throughout North America and Europe. For additional information, please visit the company’s website at www.digitalrealtytrust.com.

Corporate Headquarters

560 Mission Street, Suite 2900

San Francisco, California 94105

Telephone: (415) 738-6500

Facsimile: (415) 738-6501

Web site: www.digitalrealtytrust.com

Senior Management

Richard A. Magnuson: Chairman

Michael F. Foust: Chief Executive Officer

A. William Stein: Chief Financial Officer and Chief Investment Officer

Scott E. Peterson: Senior Vice President, Acquisitions

Christopher J. Crosby: Senior Vice President, Sales and Technical Services

James R. Trout: Senior Vice President of Portfolio and Technical Operations

Investor Relations

To request an Investor Relations package or be added to our e-mail distribution list, please visit our website:

www.digitalrealtytrust.com	(Proceed to Information Request in the Investor Relations section)

Analyst Coverage

Credit Suisse	Merrill Lynch	KeyBanc Capital Markets	Raymond James	Oppenheimer
Steve Benyik	Steve Sakwa	Jordan Sadler	Paul D. Puryear	Srinivas Anantha
(212) 538-0239	(212) 449-0335	(917) 368-2280	(727) 567-2253	(617) 428-5960

	George Auerbach	Craig Mailman	William A. Crowe	Peter Armstrong
	(212) 449-8644	(917) 368-2316	(727) 567-2594	(212) 667-5808

JMP Securities	RBC Capital Markets	Citigroup	UBS Securities	Baird
William Marks	Dave Rodgers	Michael Bilerman	Omotayo Okusanya	David Aubuchon
(415) 835-8944	(440) 715-2647	(212) 816-1685	(212) 713-7864	(314) 863-4235

	Mike Carroll	Irwin Guzman	Heath Binder	Justin Pelham-Webb
	(440) 715-2649	(212) 816-1685	(212) 713-3226	(314) 863-6413

Stock Listing Information

The stock of Digital Realty Trust, Inc. is traded primarily on the New York Stock Exchange under the following symbols:

Common Stock:	DLR
Series A Preferred Stock:	DLRPA
Series B Preferred Stock:	DLRPB

Note that symbols may vary by stock quote provider.

Common Stock Price Performance

The following summarizes recent activity of Digital Realty’s common stock (DLR):

	3rd Quarter 2008	2nd Quarter 2008	1st Quarter 2008	4th Quarter 2007	3rd Quarter 2007	2nd Quarter 2007	1st Quarter 2007
High Price *	$51.28	$43.45	$39.20	$44.21	$40.62	$42.86	$40.42
Low Price *	$36.96	$35.43	$31.28	$35.05	$32.04	$36.70	$33.76
Closing Price, end of quarter *	$47.25	$40.91	$35.50	$38.37	$39.39	$37.68	$39.90
Average daily trading volume *	1,139,423	904,670	1,224,336	813,553	730,532	799,130	495,630
Indicated dividend per common share **	$1.240	$1.240	$1.240	$1.240	$1.145	$1.145	$1.145
Closing annual dividend yield, end of quarter	2.6%	3.0%	3.5%	3.2%	2.9%	3.0%	2.9%
Closing shares and units outstanding end of quarter ***	78,259,621	72,405,839	72,329,436	72,082,034	68,003,179	67,984,292	67,924,536
Closing market value of shares and units outstanding (thousands), end of quarter	$3,697,767	$2,962,123	$2,567,695	$2,765,788	$2,678,645	$2,561,648	$2,710,189

*	New York Stock Exchange trades only.

**	On an annual basis.

***	As of September 30, 2008, the total number of shares and units includes 72,556,699 shares of common stock, 4,830,549 common units and 872,373 vested and unvested long-term incentive units, and excludes 824,688 shares, Class C units and shares issuable upon the redemption of Class C units deemed vested as of September 30, 2008, all unvested Class C units and all unexercised common stock options.

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealtytrust.com.

DIGITAL REALTY TRUST, INC.

Third Quarter 2008

Ownership Structure

As of September 30, 2008

Partner	# of Units (2)	% Ownership
Digital Realty Trust, Inc.	72,556,699	92.7%
Cambay Tele.com, LLC (3)	4,797,827	6.2%
Wave Exchange, LLC (3)	32,722	0.0%
Directors, Executive Officers and Others	872,373	1.1%

Total	78,259,621	100.0%

(1)	Reflects limited partnership interests held by our officers and directors in the form of vested and unvested long-term incentive units and excludes shares issuable upon the redemption of vested and unvested Class C units and all unexercised common stock options.

(2)	The total number of units includes 72,556,699 shares of common stock, 4,830,549 common units and 872,373 vested and unvested long-term incentive units, and excludes 824,688 shares, Class C units and shares issuable upon the redemption of Class C units deemed vested as of September 30, 2008, all unvested Class C units and all unexercised common stock options.

(3)	These third-party contributors received the common units (along with cash and the operating partnership assuming debt) in exchange for their interests in 200 Paul Avenue 1-4, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities. Includes 584,913 common units held by the members of Cambay Tele.com, LLC.

DIGITAL REALTY TRUST, INC.

Third Quarter 2008

Key Quarterly Financial Data

(Unaudited and dollars in thousands, except per share data)

	For the three months ended or as of
	30-Sep-08		30-Jun-08		31-Mar-08		31-Dec-07		30-Sep-07		30-Jun-07		31-Mar-07
Shares and units at end of quarter
Common shares outstanding	72,556,699		66,174,618		65,481,470		65,406,240		60,721,750		60,713,878		60,692,858
Common units outstanding	5,702,922		6,231,221		6,847,966		6,675,794		7,281,429		7,270,414		7,231,678

Total shares and Operating Partnership units	78,259,621		72,405,839		72,329,436		72,082,034		68,003,179		67,984,292		67,924,536

Market Capitalization
Market value of common equity (1)	$3,697,767		$2,962,123		$2,567,695		$2,765,788		$2,678,645		$2,561,648		$2,710,189
Liquidation value of preferred equity	686,750		686,750		686,750		341,750		341,750		341,750		166,750
Total debt at balance sheet carrying value	1,283,718		1,361,172		1,190,691		1,367,738		1,335,108		1,172,307		1,271,988

Total market capitalization including preferred equity and debt	$5,668,235		$5,010,045		$4,445,136		$4,475,276		$4,355,503		$4,075,705		$4,148,927

Total debt/Total market capitalization including preferred equity and debt	22.6%		27.2%		26.8%		30.6%		30.7%		28.8%		30.7%
Selected Balance Sheet Data
Investments in real estate (before depreciation)	$2,905,275		$2,816,258		$2,602,166		$2,489,793		$2,231,886		$2,044,661		$1,967,653
Total assets	3,158,885		3,070,850		2,895,036		2,809,464		2,576,119		2,393,476		2,333,791
Total liabilities	1,548,110		1,623,801		1,444,294		1,687,637		1,580,786		1,384,223		1,481,575
Selected Operating Data
Total operating revenues from continuing operations (2)	$142,016		$123,776		$114,547		$105,903		$104,794		$95,583		$88,967
Total operating expenses from continuing operations (2)	108,484		95,647		89,326		84,945		83,369		73,042		67,002
Interest expense from continuing operations (2)	15,094		14,281		14,632		15,863		16,683		15,264		16,594
Net income	18,185		13,830		11,108		5,613		5,135		7,758		22,086
Net income (loss) available to common stockholders	8,083		3,728		2,850		254		(224)		2,591		18,641
Financial Ratios
EBITDA (3)	$69,697		$57,579		$56,619		$53,935		$51,804		$49,565		$65,742
Adjusted EBITDA (4)	$80,683		$68,097		$65,171		$59,322		$57,136		$55,042		$72,949
Cash interest expense (5)	$20,116		$14,691		$20,093		$17,323		$19,464		$14,359		$17,882
Fixed charges (6)	$32,619		$27,163		$30,737		$24,839		$26,679		$21,261		$22,967
Debt service coverage ratio (7)	4.0	x	4.6	x	3.2	x	3.4	x	2.9	x	3.8	x	4.1	x
Fixed charge coverage ratio (8)	2.5	x	2.5	x	2.1	x	2.4	x	2.1	x	2.6	x	3.2	x
Profitability measures
Net income (loss) per common share - basic	$0.11		0.06		$0.04		$—		$—		$0.04		$0.33
Net income (loss) per common share - diluted	$0.11		0.05		$0.04		$—		$—		$0.04		$0.32
Diluted Funds From Operations (FFO) per share and unit (9)	$0.69		0.59		$0.58		$0.53		$0.51		$0.51		$0.50
Diluted Adjusted Funds From Operations (AFFO) per share and unit (10)	$0.55		0.41		$0.37		$0.37		$0.35		$0.37		$0.41
Dividends per share and common unit	$0.31		0.31		$0.31		$0.31		$0.29		$0.29		$0.29
Diluted FFO payout ratio (11)	45.2%		52.5%		53.2%		58.5%		55.7%		56.4%		57.3%
Diluted AFFO payout ratio (12)	56.4%		75.6%		83.8%		83.8%		81.8%		77.4%		69.8%
Portfolio Statistics (13)
Buildings	96		96		93		92		88		83		83
Properties	74		74		71		70		67		62		61
Net rentable square feet, excluding redevelopment space (14)	11,244,657		10,977,945		10,795,795		10,527,011		10,311,857		9,713,146		9,668,267
Square feet held for redevelopment (14) (15)	1,606,407		1,873,119		1,863,700		1,754,228		1,708,059		1,659,133		1,710,199
Occupancy at end of quarter (16)	95.2%		95.2%		94.7%		94.7%		95.1%		94.6%		94.8%
Weighted average remaining lease term (years) (17)	7.3		7.4		7.7		7.7		7.5		7.5		7.0
Same store occupancy at end of quarter (18)	95.0%		95.1%		94.2%		94.2%		94.7%		94.3%		94.6%

(1)	The market value of common equity is based on the closing stock price at the end of the quarter and assumes 100% redemption of the limited partnership units in the operating partnership, including vested and unvested long-term incentive units, for shares of our common stock. Excludes shares issuable with respect to stock options that have been granted but have not yet been exercised, and also excludes shares issuable upon the redemption of vested and unvested Class C units and shares of our common stock issuable upon redemption thereof.

(2)	Excludes operations for properties sold in 2007: 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007), for all periods presented.

(3)	EBITDA is calculated as earnings before interest, taxes, depreciation and amortization. For a discussion of EBITDA, see page 28. For a reconciliation of net income available to common stockholders to EBITDA, see page 10.

(4)	Adjusted EBITDA is EBITDA adjusted for preferred dividends and minority interests. For a discussion of Adjusted EBITDA, see page 28. For a reconciliation of net income available to common stockholders to Adjusted EBITDA, see page 10.

(5)	Cash interest expense is interest expense per our statement of operations (including interest expense on discontinued operations) adjusted for noncash interest expense and includes capitalized interest. For a reconciliation of GAAP interest expense to cash interest expense see page 10.

(6)	Fixed charges consist of cash interest expense, scheduled debt principal payments and preferred dividends.

(7)	Debt service coverage ratio is Adjusted EBITDA divided by cash interest expense. Ignoring the effect of the gain on sale for 100 Technology Center Drive and 4055 Valley View Lane, debt service coverage ratio was 3.1x for the three months ended March 31, 2007.

(8)	Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges. Ignoring the effect of the gain on sale for 100 Technology Center Drive and 4055 Valley View Lane, fixed charge coverage ratio was 2.4x for the three months ended March 31, 2007.

(9)	For a definition and discussion of FFO see page 28. For a reconciliation of net income available to common stockholders to FFO, see page 9.

(10)	For a definition and discussion of AFFO, see page 28. For a reconciliation of FFO to AFFO, see page 9.

(11)	Diluted FFO payout ratio is dividend declared per common share and unit divided by diluted FFO per share and unit.

(12)	Diluted AFFO payout ratio is dividend declared per common share and unit divided by diluted AFFO per share and unit.

(13)	Portfolio statistics exclude operations for properties sold in 2007: 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007), for all periods presented.

(14)	Includes 100% of the square feet from properties owned by two consolidated joint ventures, of which we own a 50% interest.

(15)	Redevelopment space requires significant capital investment in order to develop data center facilities that are ready for use. Most often this is shell space. However, in certain circumstances this may include partially built datacenter space that was not completed by previous ownership and requires a large capital investment in order to build out the space.

(16)	Occupancy and same store occupancy excludes space held for redevelopment.

(17)	Average remaining lease term excludes renewal options, weighted by net rentable square feet.

(18)	Same store properties were acquired before December 31, 2006. Same store occupancy statistics exclude properties sold in 2007: 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007), for all periods presented.

DIGITAL REALTY TRUST, INC.

Third Quarter 2008

Consolidated Balance Sheets

(Dollars in thousands, except share data)

	September 30, 2008	December 31, 2007
	(unaudited)
ASSETS
Investments in real estate
Land	$321,104	$316,196
Acquired ground leases	2,743	2,790
Buildings and improvements	2,321,245	1,968,850
Tenant improvements	252,813	193,436

Investments in real estate	2,897,905	2,481,272
Accumulated depreciation and amortization	(270,016)	(188,099)

Net investments in properties	2,627,889	2,293,173
Investment in unconsolidated joint venture	7,370	8,521

Net investments in real estate	2,635,259	2,301,694
Cash and cash equivalents	41,978	31,352
Accounts and other receivables, net	53,809	43,440
Deferred rent	88,909	64,639
Acquired above market leases, net	33,433	38,762
Acquired in place lease value and deferred leasing costs, net	228,144	253,642
Deferred financing costs, net	17,781	17,610
Restricted cash	45,397	41,302
Other assets	14,175	17,023

Total Assets	$3,158,885	$2,809,464

LIABILITIES AND STOCKHOLDERS’ EQUITY
Revolving credit facility	$43,969	$299,731
Unsecured senior notes	25,000	—
Mortgage loans	1,042,249	895,507
Exchangeable senior debentures	172,500	172,500
Accounts payable and other accrued liabilities	151,851	176,143
Accrued dividends and distributions	—	22,345
Acquired below market leases, net	81,542	93,572
Security deposits and prepaid rents	30,999	27,839

Total Liabilities	1,548,110	1,687,637

Commitments and contingencies	—	—
Minority interests in consolidated joint ventures	15,417	4,928
Minority interests in operating partnership	67,983	72,983
Stockholders’ equity:
Preferred Stock: $0.01 par value, 30,000,000 authorized:
Series A Cumulative Redeemable Preferred Stock, 8.50%, $103,500,000 liquidation preference ($25.00 per share), 4,140,000 issued and outstanding	99,297	99,297
Series B Cumulative Redeemable Preferred Stock, 7.875%, $63,250,000 liquidation preference ($25.00 per share), 2,530,000 issued and outstanding	60,502	60,502
Series C Cumulative Convertible Preferred Stock, 4.375%, $175,000,000 liquidation preference ($25.00 per share), 7,000,000 issued and outstanding	169,068	169,068
Series D Cumulative Convertible Preferred Stock, 5.500%, $345,000,000 liquidation preference ($25.00 per share), 13,800,000 issued and outstanding	333,581	—
Common Stock; $0.01 par value: 125,000,000 authorized, 72,556,699 and 65,406,240 shares issued and outstanding as of September 30, 2008 and December 31, 2007, respectively	725	654
Additional paid-in capital	1,035,847	814,106
Dividends in excess of earnings	(151,727)	(103,090)
Accumulated other comprehensive income, net	(19,918)	3,379

Total Stockholders’ Equity	1,527,375	1,043,916

Total Liabilities and Stockholders’ Equity	$3,158,885	$2,809,464

DIGITAL REALTY TRUST, INC.

Third Quarter 2008

Consolidated Quarterly Statements of Operations

(unaudited and in thousands, except share data)

	Three Months Ended
	30-Sep-08	30-Jun-08	31-Mar-08	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07
Rental	$102,449	$97,966	$92,746	$85,074	$82,536	$78,705	$73,288
Tenant reimbursements	29,882	25,698	21,787	20,589	22,104	16,631	15,679
Other	9,685	112	14	240	154	247	—

Total operating revenues	142,016	123,776	114,547	105,903	104,794	95,583	88,967

Rental property operating and maintenance	39,784	36,396	31,564	33,101	30,539	23,865	21,239
Property taxes	8,689	8,522	8,124	4,440	7,859	7,342	7,540
Insurance	1,252	1,198	1,205	1,326	1,356	1,419	1,426
Depreciation and amortization	46,520	39,570	39,137	37,818	35,345	31,832	29,399
General and administrative	11,348	9,823	8,845	8,159	7,775	8,456	7,210
Other	891	138	451	101	495	128	188

Total operating expenses	108,484	95,647	89,326	84,945	83,369	73,042	67,002

Operating income	33,532	28,129	25,221	20,958	21,425	22,541	21,965
Equity in earnings of unconsolidated joint venture	178	173	158	(75)	(237)	216	545
Interest and other income	453	407	655	621	621	532	513
Interest expense	(15,094)	(14,281)	(14,632)	(15,863)	(16,683)	(15,264)	(16,594)
Loss from early extinguishment of debt	—	(182)	—	—	—	—	—

Income from continuing operations before minority interests	19,069	14,246	11,402	5,641	5,126	8,025	6,429
Minority interests in consolidated joint ventures	(196)	(50)	—	—	—	—	—
Minority interests in continuing operations of operating partnership	(688)	(366)	(294)	(28)	25	(305)	(501)

Income from continuing operations	18,185	13,830	11,108	5,613	5,151	7,720	5,928
Income (loss) from discontinued operations before gain on sale of assets and minority interests	—	—	—	—	(18)	43	1,370
Gain on sale of assets	—	—	—	—	—	—	18,049
Minority interests attributable to discontinued operations	—	—	—	—	2	(5)	(3,261)

Income (loss) from discontinued operations (1)	—	—	—	—	(16)	38	16,158

Net income	18,185	13,830	11,108	5,613	5,135	7,758	22,086
Preferred stock dividends	(10,102)	(10,102)	(8,258)	(5,359)	(5,359)	(5,167)	(3,445)

Net income (loss) available to common stockholders	$8,083	$3,728	$2,850	$254	$(224)	$2,591	$18,641

Net income (loss) per share available to common stockholders - basic	$0.11	$0.06	$0.04	$—	$—	$0.04	$0.33
Net income (loss) per share available to common stockholders - diluted	$0.11	$0.05	$0.04	$—	$—	$0.04	$0.32
Weighted-average shares outstanding - basic	70,916,019	65,889,122	65,431,586	64,098,942	60,717,153	60,697,740	56,511,200
Weighted-average shares outstanding - diluted	73,338,871	68,068,600	67,142,783	66,282,524	60,717,153	62,970,291	58,424,427
Weighted-average fully diluted shares and units	79,376,123	74,533,055	73,886,689	73,310,168	69,937,352	70,228,894	69,830,614

(1)	During 2007, we sold 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007). We have presented all activity for these properties in Income (loss) from discontinued operations for all periods presented above. This will cause individual line items above to differ from previously published information but does not affect net income available to common stockholders.

DIGITAL REALTY TRUST, INC.

Third Quarter 2008

Funds From Operations (FFO)

(unaudited and in thousands except per share data)

	Three Months Ended
	30-Sep-08	30-Jun-08	31-Mar-08	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07
Reconciliation of net income available to common stockholders to FFO (Note):
Net income (loss) available to common stockholders	$8,083	$3,728	$2,850	$254	$(224)	$2,591	$18,641
Adjustments:
Minority interests in operating partnership including discontinued operations	688	366	294	28	(27)	310	3,762
Real estate related depreciation and amortization (1)	46,331	39,393	38,978	37,673	35,216	31,708	29,643
Real estate related depreciation and amortization related to investment in unconsolidated joint venture	859	872	894	919	969	1,010	1,036
Gain on sale of assets	—	—	—	—	—	—	(18,049)

FFO available to common stockholders and unitholders	$55,961	$44,359	$43,016	$38,874	$35,934	$35,619	$35,033

FFO per share and unit:
Basic	$0.73	$0.61	$0.60	$0.55	$0.53	$0.52	$0.52
Diluted (2)	$0.69	$0.59	$0.58	$0.53	$0.51	$0.51	$0.50

Weighted-average shares and units outstanding - basic	76,953	72,354	72,175	71,120	67,995	67,956	67,917
Weighted-average shares and units outstanding - diluted (2)	91,209	86,366	82,524	73,310	69,937	70,229	69,831

(1) Real estate depreciation and amortization was computed as follows:

Depreciation and amortization per income statement	$46,520	$39,570	$39,137	$37,818	$35,345	$31,832	$29,399
Depreciation and amortization of discontinued operations	—	—	—	—	—	—	379
Non-real estate depreciation	(189)	(177)	(159)	(145)	(129)	(124)	(135)

	$46,331	$39,393	$38,978	$37,673	$35,216	$31,708	$29,643

(2)    At 9/30/08, we had 7,000,000 series C convertible preferred shares and 13,800,000 series D convertible preferred shares outstanding that were convertible into 3,614,800 common shares and 8,217,900 common shares, respectively. See below for calculations of diluted FFO available to common stockholders and unitholders and weighted average common stock and units outstanding.

FFO available to common stockholders and unitholders	$55,961	$44,359	$43,016	$38,874	$35,934	$35,619	$35,033
Add: Series C convertible preferred dividends	1,914	1,914	1,914	—	—	—	—
Add: Series D convertible preferred dividends	4,744	4,744	2,899	—	—	—	—

FFO available to common stockholders and unitholders — diluted	$62,619	$51,017	$47,829	$38,874	$35,934	$35,619	$35,033

Weighted average common stock and units outstanding	76,953	72,354	72,175	71,120	67,995	67,956	67,917
Add: Effect of dilutive securities (excluding series C and D convertible preferred stock)	2,423	2,179	1,712	2,190	1,942	2,273	1,914
Add: Effect of dilutive series C convertible preferred stock	3,615	3,615	3,615	—	—	—	—
Add: Effect of dilutive series D convertible preferred stock	8,218	8,218	5,022	—	—	—	—

Weighted average common stock and units outstanding — diluted	91,209	86,366	82,524	73,310	69,937	70,229	69,831

Note:     For a definition and discussion of FFO, see page 28. FFO for all periods presented above includes the results of properties sold in 2007: 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007).

Adjusted Funds From Operations (AFFO) (unaudited and in thousands)

	Three Months Ended
	30-Sep-08	30-Jun-08	31-Mar-08	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07
Reconciliation of FFO to AFFO:
Funds from operations available to common stockholders and unitholders (FFO)	$55,961	$44,359	$43,016	$38,874	$35,934	$35,619	$35,033
Adjustments:
Non-real estate depreciation	189	177	159	145	129	124	135
Amortization of deferred financing costs	1,524	1,411	1,398	1,149	1,682	1,321	1,389
Non-cash compensation	3,174	1,582	1,220	1,134	1,103	836	507
Loss from early extinguishment of debt	—	182	—	—	—	—	—
Straight line rents	(8,301)	(8,899)	(7,771)	(7,303)	(7,204)	(5,770)	(5,111)
Above and below market rent amortization	(2,081)	(2,525)	(2,685)	(2,617)	(2,691)	(2,578)	(2,338)
Capitalized leasing compensation	(1,009)	(974)	(1,045)	(416)	(300)	(175)	(175)
Recurring capital expenditures and tenant improvements	(1,730)	(3,699)	(2,868)	(1,200)	(2,765)	99	(393)
Capitalized leasing commissions	(3,759)	(1,259)	(3,936)	(2,705)	(1,389)	(3,836)	(439)

AFFO available to common stockholders and unitholders	$43,968	$30,355	$27,488	$27,061	$24,499	$25,640	$28,608

Note:     For a definition and discussion of AFFO, see page 28. For a reconciliation of net income available to common stockholders to FFO, see above table. AFFO for all periods presented above includes the results of properties sold in 2007: 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007).

DIGITAL REALTY TRUST, INC.

Third Quarter 2008

Reconciliation of Earnings before interest, taxes, depreciation and amortization (EBITDA) (1)

(unaudited and in thousands)

	Three Months Ended
	30-Sep-08	30-Jun-08	31-Mar-08	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07
Net income (loss) available to common stockholders	$8,083	$3,728	$2,850	$254	$(224)	$2,591	$18,641
Interest (including discontinued operations)	15,094	14,281	14,632	15,863	16,683	15,142	17,323
Depreciation and amortization	46,520	39,570	39,137	37,818	35,345	31,832	29,778

EBITDA	69,697	57,579	56,619	53,935	51,804	49,565	65,742
Minority interests	884	416	294	28	(27)	310	3,762
Preferred stock dividends	10,102	10,102	8,258	5,359	5,359	5,167	3,445

Adjusted EBITDA	$80,683	$68,097	$65,171	$59,322	$57,136	$55,042	$72,949

(1)    For the definition and discussion of EBITDA and Adjusted EBITDA, see page 28. EBITDA and adjusted EBITDA for the three months ended March 31, 2007 include a gain on sale for 100 Technology Center Drive and 4055 Valley View Lane of approximately $18.0 million. Excluding this gain EBITDA and Adjusted EBITDA would have been $50.7 million and $54.9 million, respectively for three months ended March 31, 2007.

Financial Ratios
(unaudited and in thousands)

	30-Sep-08	30-Jun-08	31-Mar-08	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07
Total GAAP interest expense (including discontinued operations)	15,094	14,281	14,632	15,863	16,683	15,142	17,323
Capitalized interest	4,358	4,505	4,415	4,215	3,096	2,792	1,507
Change in accrued interest and other noncash amounts	664	(4,095)	1,046	(2,755)	(315)	(3,575)	(948)

Cash interest expense (a)	20,116	14,691	20,093	17,323	19,464	14,359	17,882
Scheduled debt principal payments and preferred dividends	12,503	12,472	10,644	7,516	7,215	6,902	5,085

Total fixed charges (b)	32,619	27,163	30,737	24,839	26,679	21,261	22,967

Debt service coverage ratio based on GAAP interest expense (c)	5.3x	4.8x	4.5x	3.7x	3.4x	3.6x	4.2x
Debt service coverage ratio based on cash interest expense (c)	4.0x	4.6x	3.2x	3.4x	2.9x	3.8x	4.1x
Fixed charge coverage ratio based on GAAP interest expense (d)	2.9x	2.5x	2.6x	2.5x	2.4x	2.5x	3.3x
Fixed charge coverage ratio based on cash interest expense (d)	2.5x	2.5x	2.1x	2.4x	2.1x	2.6x	3.2x
Debt to total market capitalization including debt and preferred equity (e)	22.6%	27.2%	26.8%	30.6%	30.7%	28.8%	30.7%
Debt plus preferred stock to total market capitalization including debt and preferred equity (f)	34.8%	40.9%	42.2%	38.2%	38.5%	37.1%	34.7%
Pretax income to interest expense (g)	2.3x	2.0x	1.8x	1.4x	1.3x	1.5x	2.5x

(a)	Cash interest expense is interest expense less amortized deferred financing fees and includes interest that we capitalized. We consider cash interest expense to be a useful measure of interest as it excludes non-cash based interest expense.

(b)	For a definition of Fixed Charges see page 6.

(c)	Adjusted EBITDA divided by interest expense. Ignoring the effect of the gain on sale of 100 Technology Center Drive and 4055 Valley View Lane, debt service coverage ratio was 3.2x using GAAP interest expense and 3.1x using cash interest expense for the three months ended March 31, 2007.

(d)	Adjusted EBITDA divided by fixed charges. Fixed charges include interest expense as per (a) above and scheduled debt principal payments and preferred dividends. Ignoring the effect of the gain on sale of 100 Technology Center Drive and 4055 Valley View Lane, fixed charges coverage ratio was 2.5x using GAAP interest expense and 2.4x using cash interest expense for the three months ended March 31, 2007.

(e)	Mortgage debt and other loans divided by mortgage debt and other loans plus the liquidation value of preferred stock and the market value of outstanding common stock and operating partnership units, assuming the redemption of operating partnership units for shares of our common stock.

(f)	Same as (e), except numerator includes preferred stock.

(g)	Calculated as income including gain on sale of assets before minority interest and interest divided by GAAP interest expense. Ignoring the effect of the gain on sale of 100 Technology Center Drive and 4055 Valley View Lane, pretax income to interest expense was 1.5x for the three months ended March 31, 2007.

DIGITAL REALTY TRUST, INC.

Third Quarter 2008

Net Operating Income (NOI) and Run-rate NOI

For the three months ended September 30, 2008

(unaudited and in thousands)

Rental revenues	$102,449
Tenant reimbursements	29,882
Rental property operating and maintenance	(39,784)
Property taxes	(8,689)
Insurance	(1,252)

NOI	$82,606

Actual results of properties acquired during the quarter:
Rental revenues	—
Tenant reimbursements	—
Rental property operating and maintenance	—
Property taxes	—
Insurance	—
Projected full quarter of actual results of properties acquired during the quarter:
Rental revenues	—
Tenant reimbursements	—
Rental property operating and maintenance	—
Property taxes	—
Insurance	—

Run-rate NOI	$82,606

Reconciliation of net income available to common stockholders to NOI

Net income available to common stockholders	$8,083
Other revenues	(9,685)
Interest expense	15,094
Depreciation and amortization	46,520
General and administrative expenses	11,348
Other expenses	891
Equity in earnings of unconsolidated joint venture	(178)
Interest and other income	(453)
Minority interests in consolidated joint ventures	196
Minority interests in continuing operations of operating partnership	688
Preferred stock dividends	10,102

NOI	$82,606

Note:	For a definition and discussion of NOI and Run-rate NOI, see page 28.

DIGITAL REALTY TRUST, INC.

Third Quarter 2008

Same Store and New Properties Consolidated Quarterly Statements of Operations

(unaudited and in thousands, except share data)

	Three Months Ended
Same store (1)	30-Sep-08	30-Jun-08	31-Mar-08	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07
Operating Revenues:
Rental	$85,972	$85,800	$83,654	$78,447	$77,156	$74,416	$72,455
Tenant reimbursements	27,698	23,512	20,853	19,986	21,243	16,490	15,623
Other	9,685	113	14	240	154	247	—

Total operating revenues	123,355	109,425	104,521	98,673	98,553	91,153	88,078

Operating Expenses:
Rental property operating and maintenance	34,405	31,318	27,031	31,000	28,490	22,895	20,509
Property taxes	7,932	7,734	7,634	4,125	7,639	7,200	7,444
Insurance	1,165	1,134	1,140	1,310	1,361	1,406	1,414
Depreciation and amortization	38,041	34,819	34,955	34,591	32,940	30,023	29,003
General and administrative (2)	11,348	9,823	8,845	8,159	7,775	8,456	7,210
Other	884	131	381	95	491	128	188

Total operating expenses	93,775	84,959	79,986	79,280	78,696	70,108	65,768
Operating income	29,580	24,466	24,535	19,393	19,857	21,045	22,310
Other Income (Expenses):
Equity in earnings of unconsolidated joint venture	178	173	158	(75)	(237)	216	545
Interest and other income	243	289	426	494	462	403	386
Interest expense (3)	(14,521)	(13,779)	(13,723)	(13,830)	(13,785)	(13,725)	(12,778)
Loss from early extinguishment of debt	—	(182)	—	—	—	—	—

Income from continuing operations before minority interests	15,480	10,967	11,396	5,982	6,297	7,939	10,463
Income (loss) from discontinued operations before minority interests	—	—	—	—	(18)	43	1,370
Gain on sale of assets	—	—	—	—	—	—	18,049

Income before minority interests	$15,480	$10,967	$11,396	$5,982	$6,279	$7,982	$29,882

New properties (1)
Operating Revenues:
Rental	$16,477	$12,166	$9,092	$6,627	$5,380	$4,289	$833
Tenant reimbursements	2,184	2,186	934	603	861	141	56
Other	—	(1)	—	—	—	—	—

Total operating revenues	18,661	14,351	10,026	7,230	6,241	4,430	889

Operating Expenses:
Rental property operating and maintenance	5,379	5,078	4,533	2,101	2,049	970	730
Property taxes	757	788	490	315	220	142	96
Insurance	87	64	65	16	(5)	13	12
Depreciation and amortization	8,479	4,751	4,182	3,227	2,405	1,809	396
General and administrative (2)	—	—	—	—	—	—	—
Other	7	7	70	6	4	—	—

Total operating expenses	14,709	10,688	9,340	5,665	4,673	2,934	1,234

Operating income	3,952	3,663	686	1,565	1,568	1,496	(345)
Other Income (Expenses):
Equity in earnings of unconsolidated joint venture	—	—	—	—	—	—	—
Interest and other income	210	118	229	127	159	129	127
Interest expense (3)	(573)	(502)	(909)	(2,033)	(2,898)	(1,539)	(3,816)
Loss from early extinguishment of debt	—	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests	3,589	3,279	6	(341)	(1,171)	86	(4,034)
Income from discontinued operations before minority interests	—	—	—	—	—	—	—
Gain on sale of assets	—	—	—	—	—	—	—

Income (loss) before minority interests	$3,589	$3,279	$6	$(341)	$(1,171)	$86	$(4,034)

(1)	Same store properties are properties that were acquired on or before December 31, 2006 and new properties are properties acquired after December 31, 2006. During 2007, we sold 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007). We have presented all activity for these properties in Income (loss) from discontinued operations for all periods presented above.

(2)	General and administrative expenses are included entirely in same store as they are not allocable to specific properties.

(3)	Interest expense on our revolving credit facility is allocated entirely to new properties.

DIGITAL REALTY TRUST, INC.

Third Quarter 2008

Same Store Operating Trend Summary

(unaudited and in thousands, except share data)

	Three Months Ended
Same store (1)	30-Sep-08	30-Jun-08	Percentage Change	30-Sep-07	Percentage Change
Rental (2)	$85,972	$85,800	0.2%	$77,156	11.4%
Tenant reimbursements	27,698	23,512	17.8%	$21,243	30.4%

	113,670	109,312	4.0%	98,399	15.5%
Rental property operating and maintenance	34,405	31,318	9.9%	28,490	20.8%
Property taxes	7,932	7,734	2.6%	7,639	3.8%
Insurance	1,165	1,134	2.7%	1,361	(14.4%)

	43,502	40,186	8.3%	37,490	16.0%

Net Operating Income (3)	$70,168	$69,126	1.5%	$60,909	15.2%

Same store occupancy at end of quarter	95.0%	95.1%		94.7%

(1)	Same store properties were acquired on or before December 31, 2006.

(2)	For the periods presented, same store straight-line rent was $3,650, $6,081 and $6,484, respectively and non-cash adjustments related to FAS 141 were $1,574, $2,045 and $2,335, respectively.

(3)	For a definition and discussion of Net Operating Income, see page 28.

DIGITAL REALTY TRUST, INC.

Third Quarter 2008

Consolidated Debt Analysis

(unaudited, in thousands)

	Maturity Date	Principal Balance as of September 30, 2008	% of Debt	Interest Rate as of September 30, 2008	Interest Rate as of September 30, 2008 including swaps
Unhedged Floating Rate Debt
Revolving credit facility	August 31, 2012 (1)	$43,969	3.4%	6.48%	—
350 East Cermak Road	June 9, 2010 (1)	96,942	7.6%	5.92%	—
Mundells Roundabout construction loan	November 30, 2013	42,624	3.3%	7.12%

		$183,535	14.3%
Fixed Rate Mortgage Debt and Hedged Floating Rate Debt
Secured Term Debt	November 11, 2014	147,073	11.5%	5.65%	—
3 Corporate Place	August 1, 2013 (1)	80,000	6.2%	6.72%	—
200 Paul Avenue 1-4	October 8, 2015	79,709	6.2%	5.74%	—
2045 & 2055 LaFayette Street	February 6, 2017	68,000	5.3%	5.93%	—
600 West Seventh Street	March 15, 2016	57,125	4.5%	5.80%	—
2323 Bryan Street	November 6, 2009	55,254	4.3%	6.04%	—
34551 Ardenwood Boulevard 1-4	November 11, 2016	55,000	4.3%	5.95%	—
1100 Space Park Drive	December 11, 2016	55,000	4.3%	5.89%	—
150 South First Street	February 6, 2017	53,288	4.2%	6.30%	—
114 Rue Ambroise Croizat	January 18, 2012	45,096	3.5%	6.57%	5.13%
1500 Space Park Drive	October 5, 2013	44,000	3.4%	6.15%	—
2334 Lundy Place	November 11, 2016	40,000	3.1%	5.96%	—
Unit 9, Blanchardstown Corporate Park	January 18, 2012	38,771	3.0%	6.57%	5.35%
6 Braham Street	April 10, 2011	23,497	1.8%	7.16%	5.84%
Paul van Vlissingenstraat 16	July 18, 2013	15,220	1.2%	6.82%	5.58%
Chemin de l’Epinglier 2	July 18, 2013	11,054	0.9%	6.72%	5.57%
1125 Energy Park Drive	March 1, 2032	9,368	0.7%	7.62%	—
Gyroscoopweg 2E-2F	October 18, 2013	9,688	0.8%	6.72%	5.49%
375 Riverside Parkway	December 1, 2008	8,406	0.7%	5.73%	6.87%
731 East Trade Street	July 1, 2020	5,568	0.4%	8.22%	—

		$901,117	70.3%
Exchangeable senior debentures	August 15, 2026	$172,500	13.4%	4.13%	—
Unsecured senior notes	July 24, 2011	25,000	1.9%	7.00%	—
3 Corporate Place construction loan	(3)	$—	0.0%		—

Total Fixed Rate Debt Including Swaps		$1,098,617	85.6%
Loan premium—1125 Energy Park Drive and 731 East Trade Street		1,566	0.1%

Total Consolidated Debt		$1,283,718	100.0%

Weighted average cost of debt (including interest rate swaps)					5.76%

(1)	Assumes all extensions have been exercised.

(2)	Construction loan facility was terminated in June 2008.

Credit Facility

(in thousands)

	Maximum Available as of September 30, 2008	Available as of September 30, 2008	Drawn as of September 30, 2008
Revolving Credit Facility	$675,000	$621,000	$43,969

DIGITAL REALTY TRUST, INC.

Third Quarter 2008

REVOLVING CREDIT FACILITY COMMITMENTS

(Dollar amounts in thousands)

	Lender / Issuing Bank	Amount Committed
1	Citicorp North America, Inc.	$85,000
2	KeyBank, N.A.	85,000
3	Bank of America, N.A. (1)	70,000
4	The Royal Bank of Scotland PlC	70,000
5	Merrill Lynch Capital Corporation (1)	60,000
6	Sovereign Bank	50,000
7	Raymond James Bank, FSB	50,000
8	Royal Bank of Canada, New York Branch	40,000
9	Credit Suisse, Cayman Islands Branch	25,000
10	Société Générale	25,000
11	UBS Loan Finance LLC	25,000
12	Deutsche Bank	25,000
13	Allied Irish Banks, p.l.c.	15,000
14	Chang Hwa Commercial Bank, Ltd., New York Branch	15,000
15	Mega International Commercial Bank Co., Ltd Los Angeles Branch	15,000
16	Comerica Bank	10,000
17	First Commercial Bank New York Agency	10,000
	Total Commitments - Revolving Credit Facility	$675,000

(1)	On September 15, 2008, Bank of America Corporation announced that it had agreed to acquire Merrill Lynch & Co., Inc.

Note: The revolving credit facility has a $462.5 million sub-facility for multi-currency advances.

DIGITAL REALTY TRUST, INC.

Third Quarter 2008

Debt Maturities

(unaudited, in thousands)

Property	Remainder of 2008	2009	2010	2011	2012	Thereafter	Total
Revolving credit facility (1)	$—	$—	$—	$—	$43,969	$—	$43,969
Secured Term Debt (2)	587	2,409	2,550	2,700	2,836	135,991	147,073
350 East Cermak Road (1)	369	1,514	95,059	—	—	—	96,942
3 Corporate Place (1)	—	—	—	—	—	80,000	80,000
200 Paul Avenue 1-4	372	1,533	1,624	1,721	1,812	72,647	79,709
2045 & 2055 LaFayette Street	—	729	835	886	941	64,609	68,000
600 West Seventh Street	311	1,290	1,367	1,448	1,535	51,174	57,125
2323 Bryan Street	205	55,049	—	—	—	—	55,254
1100 Space Park Drive	—	56	648	687	720	52,889	55,000
34551 Ardenwood Boulevard 1-4	—	55	639	679	711	52,916	55,000
150 South First Street	—	518	595	635	677	50,863	53,288
114 Rue Ambroise Croizat	173	692	692	692	42,847	—	45,096
1500 Space Park Drive	481	1,837	1,955	2,080	2,207	35,440	44,000
Mundells Roundabout	—	—	—	—	—	42,624	42,624
2334 Lundy Place	—	40	464	493	517	38,486	40,000
Unit 9, Blanchardstown Corporate Park	149	595	595	595	36,837	—	38,771
Unsecured senior notes	—	—	—	25,000	—	—	25,000
6 Braham Street	—	534	712	22,251	—	—	23,497
Paul van Vlissingenstraat 16	59	236	236	236	236	14,217	15,220
Chemin de l’Epinglier 2	43	170	170	170	170	10,331	11,054
Gyroscoopweg 2E-2F	37	150	150	150	150	9,051	9,688
1125 Energy Park Drive	32	132	143	154	8,907	—	9,368
375 Riverside Parkway	8,406	—	—	—	—	—	8,406
731 East Trade Street	49	205	235	274	297	4,508	5,568
Exchangeable senior debentures (3)	—	—	—	172,500	—	—	172,500

Total	$11,273	$67,744	$108,669	$233,351	$145,369	$715,746	$1,282,152

Weighted Average Term to Initial Maturity (3)		5 Years
Weighted Average Term to Initial Maturity (assuming exercise of extension options) (3)		5.2 Years

(1)	Assumes all extensions have been exercised.

(2)	This amount represents six mortgage loans secured by our interests in 36 NE 2nd Street, 3300 East Birch Street, 100 & 200 Quannapowitt Parkway, 300 Boulevard East, 4849 Alpha Road, and 11830 Webb Chapel Road. Each of these loans are cross-collateralized by the six properties.

(3)	Assumes maturity of Exchangeable senior debentures at first redemption date in August 2011.

Note: Except as provided, above amounts assume no exercise of extensions and total excludes $1,566 of Loan Premiums.

DIGITAL REALTY TRUST, INC.

Third Quarter 2008

Portfolio Summary

As of September 30, 2008

	9/30/2008	6/30/2008
Number of Properties:
Domestic	60	60
International	14	14

	74 (1)	74 (1)
Number of Buildings:
Domestic	79	79
International	17	17

	96	96
Number of Markets:
Domestic	20	20
International	7	7

	27	27
Net Rentable Square Feet:
Domestic (2)	10,357,816	10,215,604
International	886,841	762,341

	11,244,657	10,977,945
Redevelopment Square Feet:
Domestic (2)	1,089,561	1,231,773
International	516,846	641,346

	1,606,407	1,873,119
Portfolio Occupancy (3)	95.2%	95.2%
Same Store Pool Occupancy	95.0%	95.1%
Average Original Lease Term (years)	13.4	13.4
Average Remaining Lease Term (years)	7.3	7.4
Lease Expirations (through 2009)	6.9%	6.5%

(1)	Excludes a property held as an investment in an unconsolidated joint venture.

(2)	Includes 100% of the square feet from properties owned by two consolidated joint ventures, of which we own a 50% interest.

(3)	Occupancy excludes space held for redevelopment.

DIGITAL REALTY TRUST, INC.

Third Quarter 2008

Properties Acquired

For the three months ended September 30, 2008

Property	Metropolitan Area	Date Acquired	Purchase Price (in millions)	Net Rentable Square Footage of Property	Total Square Footage Held for Redevelopment	Percentage of Total Rentable Square Footage of Property Occupied
No acquisitions for the three months ended September 30, 2008.

			$—	—	—	—

DIGITAL REALTY TRUST, INC.

Third Quarter 2008

Occupancy Analysis

As of September 30, 2008

(Dollar amounts in thousands)

						Occupancy (2)				Net Rentable Square Feet as a % of		Annualized Rent as a % of
Property	Acquisition date	Metropolitan Area	Net Rentable Square Feet	Redevelopment Space	Annualized Rent ($000) (1)	As of 09/30/08	As of 06/30/2008	As of 03/31/2008	As of 12/31/2007	Property Type	Total Portfolio	Property Type	Total Portfolio
Internet Gateways
350 East Cermak Road	May-05	Chicago	1,119,892	13,847	45,406	97.0%	96.5%	97.9%	98.3%	29.5%	10.0%	27.8%	12.5%
200 Paul Avenue 1-4	Nov-04	San Francisco	492,268	35,412	22,968	100.0%	100.0%	94.6%	97.4%	13.0	4.4	14.0	6.3
120 E. Van Buren Street	Jul-06	Phoenix	249,425	38,089	19,697	93.8%	92.2%	88.1%	84.6%	6.6	2.2	12.0	5.4
600 West Seventh Street	May-04	Los Angeles	482,089	7,633	15,749	94.6%	95.7%	91.2%	89.4%	12.7	4.3	9.6	4.3
2323 Bryan Street	Jan-02	Dallas	457,217	19,890	13,840	77.3%	75.8%	79.0%	78.7%	12.0	4.1	8.5	3.8
111 Eighth Avenue (3)	Mar-07	New York	116,843	—	12,463	100.0%	100.0%	100.0%	100.0%	3.1	1.0	7.6	3.4
1100 Space Park Drive	Nov-04	Silicon Valley	165,297	—	7,401	99.1%	97.6%	97.6%	97.6%	4.4	1.5	4.5	2.0
114 Rue Ambroise Croizat	Dec-06	Paris, France	130,996	221,150	5,960	100.0%	100.0%	100.0%	100.0%	3.4	1.2	3.6	1.6
600-780 S. Federal	Sep-05	Chicago	161,547	—	5,133	78.5%	81.5%	81.5%	80.3%	4.3	1.4	3.1	1.4
36 NE 2nd Street	Jan-02	Miami	162,140	—	4,371	95.9%	95.9%	95.9%	95.9%	4.3	1.4	2.7	1.2
6 Braham Street	Jul-02	London, England	63,233	—	3,952	100.0%	100.0%	100.0%	100.0%	1.7	0.6	2.4	1.1
900 Walnut Street	Aug-07	St Louis	112,266	—	3,492	93.5%	93.5%	97.3%	98.6%	3.0	1.0	2.1	1.0
125 North Myers	Aug-05	Charlotte	25,402	—	1,208	100.0%	100.0%	100.0%	51.3%	0.7	0.2	0.7	0.3
731 East Trade Street	Aug-05	Charlotte	40,879	—	1,165	100.0%	100.0%	100.0%	100.0%	1.1	0.4	0.7	0.3
113 North Myers	Aug-05	Charlotte	20,086	9,132	700	100.0%	100.0%	100.0%	100.0%	0.5	0.2	0.4	0.2

			3,799,580	345,153	163,505	94.0%	93.7%	93.0%	92.6%	100.0%	33.8%	100.0%	44.9%
Data Centers
300 Boulevard East	Nov-02	New York	311,950	—	13,250	100.0%	100.0%	100.0%	100.0%	5.1	2.8	5.1	3.6
3 Corporate Place	Dec-05	New York	276,162	769	11,933	89.5%	82.9%	82.9%	88.4%	4.5	2.5	4.5	3.3
833 Chestnut Street	Mar-05	Philadelphia	588,770	65,988	11,181	87.4%	90.8%	81.5%	80.5%	9.6	5.2	9.6	3.1
Clonshaugh Industrial Estate (Land)	Feb-06	Dublin, Ireland	124,500	—	8,939	100.0%	0.0%	0.0%	0.0%	2.0	1.1	2.0	2.5
Unit 9, Blanchardstown Corporate Park	Dec-06	Dublin, Ireland	120,000	—	8,166	93.3%	96.4%	96.4%	96.4%	2.0	1.1	2.0	2.2
43881 Devon Shafron Drive	Mar-07	Northern Virginia	147,799	32,201	8,113	79.1%	73.4%	100.0%	100.0%	2.4	1.3	2.4	2.2
4025 Midway Road	Jan-06	Dallas	81,195	19,395	6,953	98.6%	98.5%	98.5%	54.9%	1.3	0.7	1.3	1.9
2045 & 2055 LaFayette Street	May-04	Silicon Valley	300,000	—	6,300	100.0%	100.0%	100.0%	100.0%	4.9	2.7	4.9	1.7
11830 Webb Chapel Road	Aug-04	Dallas	365,647	—	6,002	96.6%	96.6%	96.6%	96.6%	6.0	3.3	6.0	1.6
3011 Lafayette Street	Jan-07	Silicon Valley	90,780	—	5,657	100.0%	100.0%	100.0%	0.0%	1.5	0.8	1.5	1.6
1500 Space Park Drive (4)	Sep-07	Silicon Valley	51,615	—	5,104	100.0%	100.0%	0.0%	0.0%	0.8	0.5	0.8	1.4
150 South First Street	Sep-04	Silicon Valley	179,761	—	5,103	97.7%	97.3%	97.7%	97.7%	2.9	1.6	2.9	1.4
14901 FAA Boulevard	Jun-06	Dallas	263,700	—	4,585	100.0%	100.0%	100.0%	100.0%	4.3	2.3	4.3	1.3
2440 Marsh Lane	Jan-03	Dallas	46,560	88,690	4,542	100.0%	100.0%	100.0%	100.0%	0.8	0.4	0.8	1.2
2334 Lundy Place	Dec-02	Silicon Valley	130,752	—	4,423	100.0%	100.0%	100.0%	100.0%	2.1	1.2	2.1	1.2
12001 North Freeway	Apr-06	Houston	280,483	20,222	4,361	98.5%	98.5%	98.5%	98.5%	4.6	2.5	4.6	1.2
44470 Chilum Place	Feb-07	Northern Virginia	95,440	—	3,906	100.0%	100.0%	100.0%	100.0%	1.6	0.8	1.6	1.1
115 Second Avenue	Oct-05	Boston	66,730	—	3,337	100.0%	100.0%	100.0%	42.1%	1.1	0.6	1.1	0.9
2401 Walsh Street	Jun-05	Silicon Valley	167,932	—	3,308	100.0%	100.0%	100.0%	100.0%	2.7	1.5	2.7	0.9
8534 Concord Center Drive	Jun-05	Denver	85,660	—	3,265	100.0%	100.0%	100.0%	100.0%	1.4	0.8	1.4	0.9
Naritaweg 52	Dec-07	Amsterdam, Netherlands	63,260	—	2,642	100.0%	100.0%	100.0%	100.0%	1.0	0.6	1.0	0.7
21110 Ridgetop Circle	Jan-07	Northern Virginia	135,513	—	2,582	100.0%	100.0%	100.0%	100.0%	2.2	1.2	2.2	0.7
210 N Tucker Boulevard	Aug-07	St Louis	139,588	62,000	2,570	94.1%	95.0%	95.0%	95.0%	2.3	1.2	2.3	0.7
1807 Michael Faraday Court	Oct-06	Northern Virginia	19,237	—	2,470	100.0%	100.0%	100.0%	100.0%	0.3	0.2	0.3	0.7
375 Riverside Parkway	Jun-03	Atlanta	200,442	49,749	2,312	92.9%	92.9%	92.9%	92.9%	3.3	1.8	3.3	0.6
200 North Nash Street	Jun-05	Los Angeles	113,606	—	2,238	100.0%	100.0%	100.0%	100.0%	1.8	1.0	1.8	0.6
8100 Boone Boulevard	Oct-06	Northern Virginia	17,015	—	2,182	100.0%	100.0%	100.0%	100.0%	0.3	0.2	0.3	0.6
Paul van Vlissingenstraat 16	Aug-05	Amsterdam, Netherlands	77,472	35,000	2,152	58.8%	58.8%	58.8%	58.8%	1.3	0.7	1.3	0.6
2403 Walsh Street	Jun-05	Silicon Valley	103,940	—	2,047	100.0%	100.0%	100.0%	100.0%	1.7	0.9	1.7	0.6
Manchester Technopark, Plot C1	Jun-08	Manchester, England	38,016	—	1,844	100.0%	100.0%	NA	NA	0.6	0.3	0.6	0.5

DIGITAL REALTY TRUST, INC.

Third Quarter 2008

Occupancy Analysis

As of September 30, 2008

(Dollar amounts in thousands)

							Occupancy (2)				Net Rentable Square Feet as a % of		Annualized Rent as a % of
Property	Acquisition date	Metropolitan Area	Net Rentable Square Feet		Redevelopment Space	Annualized Rent ($000) (1)	As of 09/30/08	As of 06/30/2008	As of 03/31/2008	As of 12/31/2007	Property Type	Total Portfolio	Property Type	Total Portfolio
4700 Old Ironsides Drive	Jun-05	Silicon Valley	90,139		—	1,775	100.0%	100.0%	100.0%	100.0%	1.5	0.8	1.5	0.5
4650 Old Ironsides Drive	Jun-05	Silicon Valley	84,383		—	1,662	100.0%	100.0%	100.0%	100.0%	1.4	0.8	1.4	0.5
Chemin de l’Epinglier 2	Nov-05	Geneva, Switzerland	59,190		—	1,583	100.0%	100.0%	100.0%	100.0%	1.0	0.5	1.0	0.4
3015 Winona Avenue	Dec-04	Los Angeles	82,911		—	1,545	100.0%	100.0%	100.0%	100.0%	1.3	0.7	1.3	0.4
3065 Gold Camp Drive	Oct-04	Sacramento	62,957		—	1,502	100.0%	100.0%	100.0%	100.0%	1.0	0.6	1.0	0.4
6800 Millcreek Drive	Apr-06	Toronto, Canada	83,758		—	1,485	100.0%	100.0%	100.0%	100.0%	1.4	0.7	1.4	0.4
251 Exchange Place	Nov-05	Northern Virginia	70,982		—	1,458	100.0%	100.0%	100.0%	100.0%	1.2	0.6	1.2	0.4
1125 Energy Park Drive	Mar-05	Minneapolis/St. Paul	112,827		—	1,437	100.0%	100.0%	100.0%	100.0%	1.8	1.0	1.8	0.4
Clonshaugh Industrial Estate	Feb-06	Dublin, Ireland	20,000		—	1,432	100.0%	100.0%	100.0%	100.0%	0.3	0.2	0.3	0.4
101 Aquila Way	Apr-06	Atlanta	313,581		—	1,411	100.0%	100.0%	100.0%	100.0%	5.1	2.8	5.1	0.4
43831 Devon Shafron Drive	Mar-07	Northern Virginia	117,071		—	1,407	100.0%	100.0%	100.0%	100.0%	1.9	1.0	1.9	0.4
3300 East Birch Street	Aug-03	Los Angeles	68,807		—	1,374	100.0%	100.0%	100.0%	100.0%	1.1	0.6	1.1	0.4
Gyroscoopweg 2E-2F	Jul-06	Amsterdam, Netherlands	55,585		—	1,201	100.0%	100.0%	100.0%	100.0%	0.9	0.5	0.9	0.3
600 Winter Street	Sep-06	Boston	30,400		—	778	100.0%	100.0%	100.0%	100.0%	0.5	0.3	0.5	0.2
7620 Metro Center Drive	Dec-05	Austin	45,000		—	605	100.0%	100.0%	100.0%	100.0%	0.7	0.4	0.7	0.2
2300 NW 89th Place	Sep-06	Miami	64,174		—	598	100.0%	100.0%	100.0%	100.0%	1.0	0.6	1.0	0.2
1 St. Anne’s Boulevard	Dec-07	London, England	20,219		—	294	100.0%	100.0%	100.0%	100.0%	0.3	0.2	0.3	0.1
2055 East Technology Circle	Oct-06	Phoenix	76,350		—	12	1.0%	1.0%	0.0%	0.0%	1.2	0.7	1.2	0.0
43791 Devon Shafron Drive	Mar-07	Northern Virginia	—		135,000	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—
365 S. Randolphville Road	Feb-08	New York	—		264,792	—	0.0%	0.0%	0.0%	NA	—	—	—	—
650 Randolph Road	Jun-08	New York	—		127,790	—	0.0%	0.0%	0.0%	NA	—	—	—	—
1201 Comstock Street (5)	Jun-08	Silicon Valley	—		24,000	—	0.0%	0.0%	NA	NA	—	—	—	—
7500 Metro Center Drive	Dec-05	Austin	—		74,962	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—
3 St. Anne’s Boulevard	Dec-07	London, England	—		96,384	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—
Mundells Roundabout	Apr-07	London, England	—		113,464	—	0.0%	0.0%	0.0%	NA	—	—	—	—
Cressex 1	Dec-07	London, England	—		50,848	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—

			6,141,859		1,261,254	173,026	95.2%	95.2%	94.7%	94.8%	100.0%	54.6%	100.0%	47.5%
Technology Manufacturing
34551 Ardenwood Boulevard 1-4	Jan-03	Silicon Valley	307,657		—	8,440	100.0%	100.0%	100.0%	100.0%	48.5%	2.7%	54.7%	2.3%
47700 Kato Road & 1055 Page Avenue	Sep-03	Silicon Valley	183,050		—	3,684	100.0%	100.0%	100.0%	100.0%	28.8	1.6	23.9	1.0
2010 East Centennial Circle	May-03	Phoenix	113,405		—	2,852	100.0%	100.0%	100.0%	100.0%	17.9	1.0	18.5	0.8
2 St. Anne’s Boulevard	Dec-07	London, England	30,612		—	445	100.0%	100.0%	100.0%	100.0%	4.8	0.3	2.9	0.1

			634,724		—	15,421	100.0%	100.0%	100.0%	100.0%	100.0%	5.6%	100.0%	4.2%
Technology Office
100 & 200 Quannapowitt Parkway	Jun-04	Boston	386,956		—	7,056	94.9%	100.0%	100.0%	100.0%	57.9%	3.4%	56.2%	1.9%
4849 Alpha Road	Apr-04	Dallas	125,538		—	2,856	100.0%	100.0%	100.0%	100.0%	18.8	1.1	22.7	0.8
1 Savvis Parkway	Aug-07	St Louis	156,000		—	2,644	100.0%	100.0%	100.0%	100.0%	23.3	1.4	21.1	0.7

			668,494		—	12,556	97.0%	100.0%	100.0%	100.0%	100.0%	5.9%	100.0%	3.4%

Portfolio Total/Weighted Average			11,244,657	(6)	1,606,407	$364,508	95.2%	95.2%	94.7%	94.7%	100.0%	100.0%	100.0%	100.0%

(1)	Annualized rent represents the monthly contractual rent under existing leases as of September 30, 2008 multiplied by 12.

(2)	Occupancy excludes space held for redevelopment.

(3)	Includes approximately 33,700 rentable square feet from leasehold interest acquisition.

(4)	Includes 100% of the square feet and annualized rent from a property owned by a consolidated joint venture, of which we own a 50% interest. Accordingly, we will record 50% of the operating activity in the consolidated quarterly statements of operations.

(5)	Includes 100% of the square feet from a property owned by a consolidated joint venture, of which we own a 50% interest.

(6)	Net Rentable Square Feet excludes 400,369 RSF of space in joint venture located at 2001 Sixth Avenue in Seattle, WA, which was 97.0% occupied as of September 30, 2008.

DIGITAL REALTY TRUST, INC.

Third Quarter 2008

Major Tenants

as of September 30, 2008

(Dollar amounts in thousands)

	Tenant	Number of Locations	Total Occupied Square Feet (1)	Percentage of Net Rentable Square Feet	Annualized Rent (2)	Percentage of Annualized Rent	Weighted Average Remaining Lease Term in Months
1	Savvis Communications	17	1,693,495	15.1%	$43,329	11.9%	124
2	Qwest Communications International, Inc. (3)	13	767,835	6.8%	$24,599	6.7%	71
3	Equinix Operating Company, Inc.	4	454,672	4.0%	$12,882	3.5%	98
4	TelX Group, Inc.	10	99,824	0.9%	$12,707	3.5%	218
5	AT & T	12	387,714	3.4%	$11,475	3.1%	67
6	Facebook, Inc.	2	114,168	1.0%	$9,839	2.7%	99
7	eircom Limited	1	124,500	1.1%	$8,939	2.5%	130
8	Microsoft Corporation	2	312,625	2.8%	$7,740	2.1%	82
9	NTT Communications Company	2	241,370	2.1%	$7,556	2.1%	48
10	JPMorgan Chase & Co.	2	27,377	0.2%	$7,063	1.9%	96
11	Comverse Technology, Inc.	1	367,033	3.3%	$7,056	1.9%	28
12	Yahoo! Inc. (4)	2	110,847	1.0%	$6,298	1.7%	109
13	Level 3 Communications, LLC (5)	14	284,788	2.5%	$5,842	1.6%	43
14	AboveNet, Inc.	12	150,661	1.3%	$5,759	1.6%	116
15	Amgen, Inc.	1	131,386	1.2%	$5,726	1.6%	80
16	Amazon	3	164,847	1.5%	$5,331	1.5%	132
17	Carpathia Hosting	2	36,263	0.3%	$4,693	1.3%	123
18	Thomas Jefferson University	1	225,103	2.0%	$4,614	1.3%	124
19	TD Ameritrade Holding Company	1	46,560	0.4%	$4,542	1.2%	147
20	Morgan Stanley	2	31,937	0.3%	$4,491	1.2%	59

	Total/Weighted Average		5,773,005	51.2%	$200,481	55.0%	95

(1)	Occupied square footage is defined as leases that have commenced on or before September 30, 2008.

(2)	Annualized rent represents the monthly contractual rent under existing leases as of September 30, 2008 multiplied by 12.

(3)	The tenant will be terminating one of their leases in the fourth quarter of 2008. As a result of the termination, total occupied square feet and annualized rent will be 643,423 and $19,817, respectively.

(4)	Includes 100% of the square footage from a property owned by a consolidated joint venture, of which we own a 50% interest.

(5)	Level 3 Communications includes Wiltel Communications & Broadwing Communications.

DIGITAL REALTY TRUST, INC.

Third Quarter 2008

UTILITY POWER CAPACITY (1)

Top 15 Properties

	Property Name	Market	Capacity (MW)
1	Devon Shafron Drive (3 Buildings)	Northern Virginia	225
2	350 East Cermak Road	Chicago	100
3	1500 Space Park (3 Buildings)	Santa Clara	59
4	3 Corporate Place	New York	44
5	114 Rue Ambroise Croizat	Paris, France	40
6	2045 & 2055 LaFayette Street	Silicon Valley	40
7	44470 Chilum Place	Northern Virginia	36
8	150 South First Street	Silicon Valley	36
9	101 Aquila Way	Atlanta	30
10	365 South Randolphville Road	New York	26
11	14901 FAA Boulevard	Dallas	25
12	2401 Walsh Street	Silicon Valley	25
13	2403 Walsh Street	Silicon Valley	25
14	4700 Old Ironsides Drive	Silicon Valley	25
15	St. Anne’s Boulevard (3 Buildings)	London	25

	Total Potential Power Capacity - Top 15 Properties		761

(1)	Utility Power Capacity is defined as the power that could potentially be provided by the utility company depending upon factors such as peak demand load at the property.

DIGITAL REALTY TRUST, INC.

Third Quarter 2008

Lease Expirations and Lease Distribution

Lease Expirations

As of September 30, 2008

(Dollar amounts in thousands)

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases	Percentage of Net Rentable Square Feet	Annualized Rent (1)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration ($000)
Available		543,081	4.9%	$—	0.0%
2008	162	289,370	2.6%	15,122	4.2%	$52.26	56.07	16,224
2009	127	481,922	4.3%	19,377	5.3%	$40.21	39.74	19,150
2010	101	891,630	7.9%	25,944	7.1%	$29.10	29.97	26,723
2011	109	1,392,578	12.4%	32,547	8.9%	$23.37	24.37	33,931
2012	65	191,917	1.7%	15,005	4.1%	$78.18	85.55	16,419
2013	61	897,726	7.9%	36,239	9.9%	$40.37	45.93	41,234
2014	36	517,189	4.6%	14,691	4.0%	$28.41	35.86	18,544
2015	88	1,630,366	14.5%	56,273	15.5%	$34.52	40.29	65,680
2016	46	807,002	7.2%	24,804	6.8%	$30.74	36.15	29,174
2017	35	550,868	4.9%	16,727	4.6%	$30.36	36.99	20,377
Thereafter	146	3,051,008	27.1%	107,779	29.6%	$35.33	52.83	161,187

Portfolio Total/Weighted Average	976	11,244,657	100.0%	$364,508	100.0%	$34.06	$41.92	$448,644

Lease Distribution

As of September 30, 2008

(Dollar amounts in thousands)

Square Feet Under Lease	Number of Leases	Percentage of All Leases	Total Net Rentable Square Feet	Percentage of Net Rentable Square Feet	Annualized Rent (2)	Percentage of Annualized Rent
Available			543,081	4.9%	—	0.0%
2,500 or less	645	66.1%	305,168	2.7%	63,273	17.4%
2,501 - 10,000	153	15.7%	884,312	7.9%	41,859	11.5%
10,001 - 20,000	57	5.8%	1,107,474	9.7%	35,104	9.6%
20,001 - 40,000	49	5.0%	1,606,909	14.3%	50,826	13.9%
40,001 - 100,000	47	4.8%	3,069,671	27.3%	92,403	25.4%
Greater than 100,000	25	2.6%	3,728,042	33.2%	81,043	22.2%

Portfolio Total	976	100.0%	11,244,657	100.0%	$364,508	100.0%

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis.

(2)	Annualized rent represents the monthly contractual rent under existing leases as of September 30, 2008 multiplied by 12.

DIGITAL REALTY TRUST, INC.

Third Quarter 2008

Leasing Activity

As of September 30, 2008

	For the Three Months Ended September 30, 2008	% Leased
Occupied Square Feet as of June 30, 2008 (1)	10,453,906	95.2%
3Q 2008 Acquisitions:
None	—

Occupied Square Feet including 3Q 2008 Acquisitions (1)	10,453,906	93.0%
Expirations, Terminations and Reductions	(80,412)	(0.7%)
New Leases and Expansions	351,154	3.1%
Remeasurements (2)	(23,072)	(0.2%)

Occupied Square Feet as of September 30, 2008 (1)	10,701,576	95.2%

GAAP Rent Growth (3)
Expiring Rent per Square Foot		$47.74
New Rent per Square Foot		$89.26
Percentage Increase		87.0%
Weighted Average Lease Term - New (in months)		116

(1)	Occupancy excludes space held for redevelopment.

(2)	Represents remeasuring of building and/or specific areas to Building Owners and Managers Association (BOMA) standards.

(3)	Represents estimated cash rent growth adjusted for straight-line rents in accordance with GAAP.

DIGITAL REALTY TRUST, INC.

Third Quarter 2008

Tenant Improvements and Leasing Commissions

	Three Months Ended					Full Year
	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	2007
Renewals (1)
Number of renewals	6	8	5	5	2	12
Square Feet	72,520	32,986	19,742	31,435	944	67,181
Tenant improvement costs per square foot (2)	$2.70	$1.62	$—	$8.43	$—	$3.95
Leasing commission costs per square foot (2)	$7.31	$8.70	$3.00	$11.47	$0.33	$13.69

Total renewal lease costs per square foot	$10.01	$10.32	$3.00	$19.90	$0.33	$17.64
New Leases (3)
Number of non-redevelopment leases	21	20	11	17	12	61
Non-Redevelopment square feet	48,834	51,051	21,585	134,031	38,081	219,381
Non-Redevelopment tenant improvement costs per square foot (2)	15.84	34.83	35.25	5.36	$13.35	$6.18
Non-Redevelopment leasing commission costs per square foot (2)	5.59	18.57	12.23	4.58	11.61	$7.30
Number of redevelopment leases	19	14	32	3	8	27
Redevelopment square feet (4)	302,320	113,287	313,243	16,041	153,571	541,525
Redevelopment tenant improvement costs per square foot (2) (5)	$4.96	$1.25	$1.58	$—	$0.81	$46.38
Redevelopment leasing commission costs per square foot (2)	$9.69	$16.21	$8.80	$0.31	$9.18	$7.69

Total Number of Leases	40	34	43	20	20	88
Total Square Feet	351,154	164,338	334,828	150,072	191,652	760,906
Total new lease costs per square foot	$15.60	$28.63	$12.77	$8.92	$12.96	$52.53
Total (6)
Number of leases	46	42	48	25	22	100
Square Feet	423,674	197,324	354,570	181,507	192,596	828,087
Tenant improvement costs per square foot (2)	$5.83	$10.00	$3.54	$5.42	$3.28	$32.29
Leasing commission costs per square foot (2)	$8.81	$15.57	$8.69	$5.40	$9.62	$8.07

Total costs per square foot	$14.64	$25.57	$12.23	$10.82	$12.90	$40.36

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.

(2)	Assumes all tenant improvement and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.

(3)	Includes retained tenants that have relocated to new space or expanded into new space within our portfolio.

(4)	Includes 100% of the square feet from a property owned by a consolidated joint venture, of which we own a 50% interest.

(5)	Redevelopment Tenant Improvement costs include tenant-specific building improvements for square footage designated as space held for redevelopment, however, it does not include redevelopment costs.

(6)	Recent property acquisitions may make a period over period comparison difficult. For a list of the acquisition dates of our properties see page 17.

DIGITAL REALTY TRUST, INC.

Third Quarter 2008

Historical Capital Expenditures

	Three Months Ended
	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
Recurring capital expenditures (1) (2)	$5,489,000	$5,272,000	$7,349,000	$1,200,000	$2,765,000	$(99,000)	$367,062
Non-recurring capital expenditures (2)	$128,204,000	$138,379,000	$86,040,000	$103,958,000	$99,466,000	$38,776,000	$19,249,409
Total net rentable square feet at period end excluding redevelopment space	11,244,657	10,977,945	10,795,795	10,527,011	10,311,857	9,713,146	9,668,267
Recurring capital expenditures per square foot	$0.49	$0.48	$0.68	$0.11	$0.27	$(0.01)	$0.04
Non-recurring capital expenditures per square foot (2)	$11.40	$12.61	$7.97	$9.88	$9.65	$3.99	$1.99

(1)	Recurring capital expenditures represents non-incremental building improvements required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard”.

(2)	Recent property acquisitions may make a period over period comparison difficult. For a list of the acquisition dates of our properties see page 18.

DIGITAL REALTY TRUST, INC.

Third Quarter 2008

Redevelopment Activity

For the quarter ended September 30, 2008

(Square feet)

Activity for the quarter ended September 30, 2008	US	Europe	Total
Redevelopment Space as of June 30, 2008	1,231,773	641,346	1,873,119
Acquired Redevelopment Space and New Construction Space	3,542	—	3,542
Converted Redevelopment Space:
Turn-Key Datacenter™	(69,201)	(60,000)	(129,201)
Powered Base Building™	(76,710)	(64,500)	(141,210)
Remeasurement Adjustments	157	—	157

Redevelopment Space as of September 30, 2008	1,089,561	516,846	1,606,407

Redevelopment Space Under Construction at Quarter End	US	Europe	Total
Turn-Key Datacenter™	109,750	70,543	180,293
Build-to-Suit	—	113,464	113,464
New Powered Base Building™ Shell	—	—	—

Redevelopment Space Under Construction as of September 30, 2008	109,750	184,007	293,757

DIGITAL REALTY TRUST, INC.

Third Quarter 2008

Management Statements on Non-GAAP Supplemental Measures

Funds from Operations:

We calculate Funds from Operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of our performance. FFO for all periods presented in this supplemental information includes the results of properties sold in 2007: 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007).

Adjusted Funds From Operations:

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs (iii) noncash compensation (iv) straight line rents (v) fair value of lease revenue amortization (vi) capitalized leasing payroll (vii) recurring tenant improvements and (viii) capitalized leasing commissions. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. AFFO for all periods presented in this supplemental information includes the results of properties sold in 2007: 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007).

EBITDA and Adjusted EBITDA:

We believe that earnings before interest expense, income taxes, depreciation and amortization, or EBITDA and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of noncash depreciation and amortization or the cost of debt and with respect to Adjusted EBITDA preferred dividends and minority interests. Adjusted EBITDA is EBITDA excluding minority interests and preferred stock dividends. In addition, we believe EBITDA and adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income (computed in accordance with GAAP) as a measure of our financial performance. Other equity REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not comparable to such other REITs’ EBITDA and Adjusted EBITDA. EBITDA and Adjusted EBITDA for all periods presented in this supplemental information includes the results of properties sold in 2007: 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007).

NOI and Run-rate NOI:

Net Operating Income (NOI)

NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance, property taxes and insurance expenses (as reflected in statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI as a measure of our performance is limited. Other REITs may not calculate NOI in the same manner we do and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance.

Run-rate NOI:

Run-rate NOI represents NOI as defined above adjusted for new acquisitions to show an estimate of NOI as if the property had been owned for the entire quarter. Run-rate NOI is commonly used by stockholders, company management and industry analysts as a measurement of future operating performance of the company’s rental portfolio. Run-rate NOI may not be indicative of future performance. Actual performance is subject to risks, uncertainties and assumptions. See the discussion of forward-looking statements on page 3.